J U L Y 1 6, 2 0 0 3 S E C O N D Q U A R T E R 2 0 0 3 Financial results

Highlights: 2Q03 Reported income up 78% from year-ago, 31% from 1Q; ROE of 17% LOB results IB: Strong trading, improving credit, market share gains CFS: Record results driven by mortgage JPMP: Narrower loss on MTM gains Expenses include addition to litigation reserve and real estate charges Strong liquidity and capital positions MIS changes implemented

Earnings per share $ per share

$ billions Operating results 1Actual ROE for all periods, not over/under. ROE 1H03 15%

Investment Bank Continued strength in trading with controlled risk Improvement in credit quality High legal & vacant real estate charges $ millions Revenue of $4.3bn (?5% vs 1Q03) Fixed Income Capital Mkts 0.5 Equity Capital Mkts 0.1 IB Fees 0.18 Credit Portfolio 0.07 Treasury 0.15 Fixed Income Capital Mkts Treasury Credit Portfolio Equity Cap Mkts IB Fees 9% growth 11% decline 23% growth 28% decline 3% growth 1Actual numbers for all periods, not over/under.

Investment Bank league table summary U.S. Equity & Equity-Related FY2002 1H03 Mkt Share 0.06 0.13 #6 #3 U.S. Investment Grade Bonds FY2002 1H03 Mkt Share 0.16 0.15 #2 #2 Global Syndicated Loans FY2002 1H03 Mkt Share 0.23 0.2 #1 #1 Global Announced M&A FY2002 1H03 Mkt Share 0.14 0.17 #5 #3 Source: Thomson Financial

Chase Financial Services Record volumes, revenues and profits in Home Finance, with strong risk management revenues Deposit growth but continuing spread compression Stable credit costs in Card and overall $ millions Revenue of $4.0bn (?8% vs 1Q03) 16% growth 3% growth 12% growth 4% growth 2% decline 1Actual numbers for all periods, not over/under.

JPMorgan Partners Book Value ($bn) Gains on direct investments reflect MTM as well as increase in cash realized gains Continue to reduce exposure 1Does not reflect agreement to sell current book value of $350mm. Private Equity Losses ($mm)

T&SS and IM&PB earnings ($ in millions) Growth in Treasury Services and Institutional Trust offset by weakness in Investor Services Investment Mgmt & Private Banking Operating Earnings 2Q02 82 1Q03 36 2Q03 69 ROE 6% 3% 5% ROTE1 21% 12% 21% Increase in revenues and pretax margin over 1Q03 Improved 3-year performance of core equity and fixed income Treasury and Securities Services Operating Earnings 2Q02 165 1Q03 131 2Q03 127 ROE 25% 19% 18% 1Return on tangible equity

Higher incentive compensation on higher revenues Increased litigation reserve for expected Enron regulatory settlement and high vacant real estate charges $ billions Operating expense

Risk migration trends All Other Telecom Cable Merchant Energy Emerging Markets Note: Y-Axix is set to 16.5. Update scale when updating data 12/31/2002 8.7 2.3 2.2 2.2 1.2 16.6 3/31/2003 7.8 2.3 2.2 1.4 0.9 14.6 6/30/2003 7.4 2.1 2.3 0.7 0.3 12.8 1 Criticized: JPMorgan Chase's internal risk assessment, which generally represents a risk profile similar to that of a rating CCC+/Caa1 or lower, as defined by independent rating agencies, such as Standard & Poor's or Moody's. Includes all Enron-related credit exposures, inclusive of $108mm subject to litigation with a credit-worthy entity. All Other Telecom Merchant Energy Emerging Markets Cable Total Criticized Exposure1 ($bn) Commercial Consumer Note: Y-Axix is set to 16.5. Update scale when updating data 12/31/2002 4.069 0.711 4.8 3/31/2003 3.671 0.72 4.4 6/30/2003 3.4 0.72 4.1 Nonperforming Assets ($bn)

Credit costs trend $ millions

Payout ratio 40% Growth in nominal and risk weighted assets VIE consolidation in 3Q - - potential changes in structures; no immediate regulatory impact Column 1 12/31/2002 0.082 3/31/2003 0.084 6/30/031 0.0852 Tier 1 Capital Ratio Assets $759 $755 $803 RWA $456 $456 $483 1 Estimated Capital and assets ($ in billions)

Summary Strength in trading and mortgage -- will moderate Improving risk profile Commercial credit Expected regulatory settlement of Enron Private equity exposure Strong franchise -- benefiting from positive operating leverage and market share gains

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward looking statements. Such risks and uncertainties are described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and in the 2002 Annual Report on Form 10-K, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov), to which reference is hereby made.